UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 7, 2013

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

1222 Vine Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On February 7, 2013, Heritage Oaks Bancorp (NASDAQ:HEOP) (the “Company”), parent company of Heritage Oaks Bank, issued a press release to announce the Company’s plans for Ms. Simone Lagomarsino, President and CEO, and Mr. Mark K. Olson, Executive Vice President and Chief Financial Officer to participate in the FIG Partners West Coast Bank CEO Conference.  Ms. Lagomarsino will also participate on the “Best Credit Recovery Stories” panel held on February 7, 2013, at 2:45 p.m. PST as part of the conference.

A copy of the press release discussing Item 7.01 is attached to this 8-K as Exhibit 99.1.

A copy of the slide presentation to be used at the conference is attached to this 8-K as Exhibit 99.2, and will be available on the Company’s website at www.heritageoaksbancorp.com under the heading “Presentations”.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

 (d)           Exhibits

Exhibit No.	Description
99.1 99.2	Press Release dated February 7, 2013 Investor Presentation February 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2013
Heritage Oaks Bancorp

By:	/s/ Mark Olson
Mark Olson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 7, 2013
99.2	Investor Presentation February 2013